Exhibit 10.2

First Amendment to Credit Agreement
This FIRST AMENDMENT TO CREDIT AGREEMENT is dated as of September 8, 2015 (this “Amendment”), among AMERICAN REALTY CAPITAL RETAIL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and BMO HARRIS BANK N.A., as administrative agent (in such capacity, the “Administrative Agent”).
Preliminary Statements
A.    The Borrower, the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have heretofore entered into that certain Credit Agreement, dated as of December 2, 2014, by and between the Borrower, the Guarantors party thereto, the Lenders Party thereto and the Administrative Agent (as amended, the “Credit Agreement”).
B.    The Borrower has requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement, and the Lenders and the Administrative Agent are willing to do so on the terms and conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1.    Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.
ARTICLE II
Section 2.1.    The definition of “Change of Control” is hereby amended and restated in its entirety to read as follows:
“Change of Control” means any of (a)  the acquisition by any “person” or “group” (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than ARC REIT, American Realty Capital Retail Advisor, LLC, or American Realty Capital Retail Special Limited Partnership,  LLC at any time of beneficial ownership of 30% or more of the outstanding capital stock or other equity interests of the Borrower on a fully‑diluted basis, (b) the failure of individuals who are members of the board of directors (or similar governing body) of the Borrower on the Closing Date (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the Closing Date or previously so approved) to constitute a majority of the board of directors (or similar governing body) of the Borrower, or (c) the failure of Nicolas S. Schorsch, William M. Kahane, or their Permitted Successors to directly or indirectly control American Realty Capital Retail Advisor, LLC; provided, however, no Change of Control shall be deemed to have occurred if a majority of the individuals who are members of the American Realty Capital Retail Advisor, LLC’s board of directors (or similar governing body) as of the First Amendment Closing Date (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the First Amendment Closing Date or previously so appointed) constitute a majority of the members of the American Realty Capital Retail Advisor, LLC’s board of directors (or similar governing body).
Section 2.2.    Clause (i) of the definition of “Eligible Property” is hereby amended and restated in its entirety to read as follows:
(i)    as of the date any Real Property first becomes an Unencumbered Pool Property, such Real Property has an Occupancy Rate of 70% and
Section 2.3.    The definition of “Unencumbered Pool Requirements” is hereby amended and restated in its entirety to read as follows:
“Unencumbered Pool Requirements” means with respect to the calculation of the Unencumbered Pool Value, collectively, that:
(a)    the aggregate principal amount of all outstanding Loans and L/C Obligations divided by the Aggregate Unencumbered Pool Value shall not exceed 60%;
(b)    the minimum aggregate Occupancy Rate of all Unencumbered Pool Properties shall be no less than 80% at all times;
(c)    no more than 20% of the Available Amount may be comprised of any one Unencumbered Pool Property;
(d)    no more than 30% of the Adjusted Property NOI used to determine the Aggregate Unencumbered Pool Value may be derived from any one Metropolitan Statistical Area;
(e)    no more than 20% of the Adjusted Property NOI used to determine the Aggregate Unencumbered Pool Value may be derived from any one Tenant;
(f)    no more than 20% of the Aggregate Unencumbered Pool Value may be comprised of Unencumbered Pool Properties subject to Qualified Ground Leases; and
(g)    the minimum Occupancy Rate of each Unencumbered Pool Property shall be no less than 70% for any two consecutive quarters.
Section 2.4.    The following definition of “Permitted Successors is hereby added to Section 5.1 in appropriate alphabetical order:

“Permitted Successors” means any asset manager or investment professional of similar asset management experience and expertise approved by the Administrative Agent, which approval shall not be unreasonably withheld or delayed.
Section 2.5.    The following definition of “First Amendment Closing Date” is hereby added to Section 5.1 in appropriate alphabetical order:
“First Amendment Closing Date” means September 8, 2015.
Section 2.6.    Clause (a) in Section 7.3 is hereby amended and restated in its entirety to read as follows:
(a)    As of the Closing Date, the Borrower represents and warrants to the Lenders and the Administrative Agent that the Initial Unencumbered Pool Properties qualify as Eligible Properties and that the information provided on Schedule 1.1 is true and correct.
Section 2.7.    Clause (c) in Section 7.3 is hereby amended and restated in its entirety to read as follows:
(c)    In the event that any Unencumbered Pool Property shall at any time cease to constitute an Eligible Property, (i) the Borrower shall, as soon as reasonably possible after obtaining knowledge thereof, notify the Administrative Agent in writing of the same and (ii) such Real Property shall automatically cease to constitute an Unencumbered Pool Property from the date that the same ceased to constitute an Eligible Property until such time as the same again qualifies as an Eligible Property and is added by the Borrower as an Unencumbered Pool Property in accordance with the preceding paragraph. Similarly, in the event that, at any time, the Unencumbered Pool Requirements shall be violated, (A) the Borrower shall, as soon as reasonably possible after obtaining knowledge thereof, notify the Administrative Agent in writing of the same, which written notice shall include a designation by the Borrower of any Real Property or Real Properties to be deleted as Unencumbered Pool Properties in order to restore compliance with the Unencumbered Pool Requirements, and (B) each such Real Property shall automatically cease to constitute an Unencumbered Pool Property from the date of such written notice until such time as the same is added by the Borrower as an Unencumbered Pool Property in accordance with the preceding paragraph (provided that the addition of the same at such time does not result in a violation of the Unencumbered Pool Requirements).
Section 2.7.    Clause (i) in Section 7.3(d) is hereby amended and restated in its entirety to read as follows:
(i)    such deletion would result in fewer than twenty (20) Unencumbered Pool Properties
Section 2.7.    Exhibit A attached to Schedule I attached to Exhibit I (Available Amount Certificate) of the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1.     Credit Agreement Representations. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Section 6 of the Credit Agreement, except to the extent such representation or warranty relates to a specific earlier date, in which case it reaffirms such representations and warranties as of such date and additionally represents and warrants to the Administrative Agent and each Lender as set forth in this Article III.
Section 3.2.     Authorization; No Conflict. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action, and do not and will not (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any provision of the organizational documents (e.g., charter, certificate or articles of incorporation and by‑laws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents) of the Borrower, (b) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower or any of its Property, in each case where such contravention or default, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, or (c) result in the creation or imposition of any Lien on any Property of the Borrower.
Section 3.3.    Consents. No authorization, consent, approval, license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by the Borrower of this Amendment.
Section 3.4.    Binding Obligation. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.
ARTICLE IV
CONDITIONS PRECEDENT
Section 4.1.    Effectiveness. The effectiveness of this Amendment is subject to the execution and delivery of this Amendment by the Borrower, Administrative Agent and each Lender, and each Guarantor shall have executed their reaffirmation, acknowledgment, and consent in the space provided for that purpose below.
ARTICLE V
MISCELLANEOUS PROVISIONS
Section 5.1.    Ratification of and References to the Credit Agreement. Except for the amendments expressly set forth above, the Credit Agreement and each other Loan Document is hereby ratified, approved and confirmed in each and every respect. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby. For further clarity, this Amendment shall constitute a Loan Document.

Section 5.2.    Headings. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
Section 5.3.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.
Section 5.4.    No Other Amendments. Except for the amendments expressly set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents.
Section 5.5.    Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.
Section 5.6.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
[SIGNATURE PAGES FOLLOW]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
American Realty Capital Retail
Operating Partnership, L.P., a Delaware
limited partnership

By:	American Realty Capital - Retail
Centers of America, Inc., a Maryland
corporation, its general partner
By: /s/ William M. Kahane
Name: William M. Kahane
Title: Managing Member

“Administrative Agent”
BMO Harris Bank N.A., as L/C Issuer and as Administrative Agent
By /s/ Lloyd Baron
Name Lloyd Baron
Title Director

“Lenders”
BMO Harris Bank N.A., as a Lender
By /s/ Lloyd Baron
Name Lloyd Baron
Title Director

Regions Bank, as a Syndication Agent and as a
Lender
By /s/ Michael R. Mellott
Name Michael R. Mellott
Title Director

SunTrust Bank, as a Syndication Agent and as
a Lender
By /s/ Bryan P. McFarland
Name Bryan P. McFarland
Title Senior Vice President

    Comerica Bank, as a Lender

    By /s/ Charles Weddell
Name Charles Weddell
Title Vice President

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF GUARANTORS
Each of the undersigned heretofore either (i) executed the above-referenced Credit Agreement dated as of December 2, 2014 in its capacity as a Guarantor or (ii) has subsequently been joined as a Guarantor pursuant to an Additional Guarantor Supplement. Each of the undersigned hereby consents to the First Amendment to the Credit Agreement as set forth above and confirms that its Guaranty, and all obligations of the undersigned thereunder, remains in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Administrative Agent and the Lenders are relying on the assurances provided herein in entering into the Amendment set forth above.
AMERICAN REALTY CAPITAL - RETAIL
CENTERS OF AMERICA, INC., a Maryland
corporation
By: /s/ William M. Kahane
Name: William M. Kahane
Title: Managing Member
ARC SWWCHOH001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC SSSDLLA001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC CPOKCOK001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory

ARC SSSDLLC001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC SSSDLLC001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC SWHOUTX001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC NWNCHSC001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC CTCHRNC001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory

ARC SRTULOK001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC PSFKFKY001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC NCCHRNC001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC SWWMGPA001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC SMWMBFL001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory

ARC WEMPSMN001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC TMMONPA001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC WLHUMTX001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory
ARC CLORFL001, LLC
By /s/ Jesse C. Galloway
Name Jesse C. Galloway
Title Authorized Signatory

Annex I
Exhibit A to Schedule I to Available Amount Certificate
of American Realty Capital Retail Operating Partnership, L.P.
This Exhibit A is attached to the Available Amount Certificate of American Realty Capital Retail Operating Partnership, L.P. for the Unencumbered Pool Determination Date of _____________, 201__ and delivered to BMO Harris Bank N.A., as Administrative Agent, and the Lenders party to the Credit Agreement referred to therein. The undersigned hereby certifies that the following is a true, correct and complete calculation of Unencumbered Pool Value as of the Unencumbered Pool Determination Date set forth above:
[Insert Calculation or attach Schedule with exclusions for concentration limits]

Unencumbered Pool Value of all Eligible Properties:    $__________

Unencumbered Pool Requirements:

A.Unencumbered Pool Value
1.Unencumbered Pool Value	$___________
2.Aggregate principal amount of outstanding Loans and L/C Obligations	$___________
3.Line A2 divided by Line A1
4.Line A3 shall not exceed 60% at any time
5.The Borrower is in compliance (circle yes or no)	yes/no
B.Average Occupancy Rate
1.Aggregate Occupancy Rate of all Unencumbered Pool Properties	___________%
2.Line B1 shall not be less than 80% at any time
3.The Borrower is in compliance (circle yes or no)	yes/no
D.Individual Occupancy Rate
1.No Unencumbered Pool Property has an Occupancy Rate of less than 70% for two consecutive quarters
2.The Borrower is in compliance (circle yes or no)	yes/no
E.Concentration Limits
1.The percentage of Aggregate Unencumbered Pool Value for each Unencumbered Pool Property is set forth [above or on the attached Schedule] and the largest Unencumbered Pool Value for any Unencumbered Pool Property is $___________ for the ___________ Unencumbered Pool Property

2.No Unencumbered Pool Property comprises more than 20% of Aggregate Unencumbered Pool Value
3.The Borrower is in compliance (circle yes or no)	yes/no
4.The percentage of Adjusted Property NOI used to determine the Aggregate Unencumbered Pool Value for each Metropolitan Statistical Area is set forth [above or on the attached Schedule] and the largest percentage of Adjusted Property NOI used to determine the Aggregate Unencumbered Pool Value for any Metropolitan Statistical Area is ________% for the ___________ Metropolitan Statistical Area

5.No Metropolitan Statistical Area comprises more than 30% of the Adjusted Property NOI used to determine the Aggregate Unencumbered Pool Value
6.The Borrower is in compliance (circle yes or no)	yes/no
7.The percentage of Adjusted Property NOI used to determine the Aggregate Unencumbered Pool Value for each Tenant is set forth [above or on the attached Schedule] and the largest percentage of Adjusted Property NOI used to determine the Aggregate Unencumbered Pool Value for any Tenant is ________% for the ___________ Tenant

8.No Tenant comprises more than 20% of the Adjusted Property NOI used to determine the Aggregate Unencumbered Pool Value
9.The Borrower is in compliance (circle yes or no)	yes/no
10.The percentage of Aggregate Unencumbered Pool Value for each Unencumbered Pool Property subject to Qualified Ground Leases is set forth [above or on the attached Schedule]
11.No more than 20% of the Aggregate Unencumbered Pool Value is comprised of Unencumbered Pool Properties subject to Qualified Ground Leases
12.The Borrower is in compliance (circle yes or no)	yes/no
F.Minimum Unencumbered Pool Properties
1.There are no less than twenty (20) Unencumbered Pool Properties
2.The Borrower is in compliance (circle yes or no)	yes/no